UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2026
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities.

On March 2, 2026, Blue Owl Real Estate Net Lease Trust (the “Company,” “ORENT” “we” or “us”) sold an aggregate of 23,494,517 of its common shares for gross proceeds of approximately $249.5 million, based on net asset value per share as of January 31, 2026. The offers and sales of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

The following table details the common shares sold:

Common shares	Number of Shares Sold	Gross Proceeds
Class S	8,950,623	$94,863,260*
Class N	2,551,806	$27,449,560*
Class D	529,034	$5,555,000*
Class I	11,463,054	$121,587,469

*Gross proceeds for Class S, Class N and Class D shares include aggregate commissions, which consist of the sales load and dealer manager fees, of $591,718, $350,146 and $55,000, respectively.
Item 8.01. Other Events.

Distributions

On February 26, 2026, the Company declared distributions for each outstanding class of its common shares in the amount per share set forth below:

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class S	$0.0625000	$(0.0074605)	$0.0550395
Class N	$0.0625000	$(0.0044249)	$0.0580751
Class D	$0.0625000	$(0.0021659)	$0.0603341
Class I	$0.0625000	$—	$0.0625000

The net distributions for each class of common shares (which represents the gross distributions less shareholder servicing fees for the applicable class of common shares) are payable to shareholders of record immediately following the close of business on February 28, 2026 and will be paid on or about March 17, 2026. These distributions will be paid in cash or reinvested in shares of the Company’s common shares for shareholders participating in the Company’s distribution reinvestment plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: March 4, 2026